UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 30, 2025
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First Busey Corporation
(Exact name of Registrant as specified in its charter)
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Nevada	0-15950	37-1078406
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11440 Tomahawk Creek Parkway Leawood, Kansas 66211
(Address of Principal Executive Offices)

(217) 365-4544
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	BUSE	Nasdaq Stock Market LLC
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.
On April 30, 2025, First Busey Corporation (“Busey”) issued a conditional notice of full redemption (the “Conditional Notice”) pursuant to that certain Indenture, dated as of May 25, 2017, as amended and supplemented by that certain Third Supplemental Indenture, dated as of June 1, 2020 (the “Indenture”), by and between Busey and U.S. Bank Trust Company, National Association, as successor in interest to U.S. Bank National Association, as trustee (“U.S. Bank”), governing Busey’s 5.25% Fixed-to-Floating Rate Subordinated Notes due 2030 (the “Subordinated Notes”).
Pursuant to the Conditional Notice, Busey gave holders of the Subordinated Notes notice that, upon the satisfaction of the Conditions Precedent (as defined below), it intends to redeem all $125.0 million of its outstanding Subordinated Notes on June 1, 2025 or such later Interest Payment Date (as defined in the Indenture) as determined by Busey in its discretion, but not later than September 1, 2025 (the “Redemption Date”) at a redemption price equal to 100% of the aggregate principal amount of the Subordinated Notes, plus accrued and unpaid interest thereon to, but excluding, the Redemption Date, in an aggregate amount of $128,281,250, assuming a Redemption Date of June 1, 2025 (the “Redemption Price”).
The redemption of the Subordinated Notes is subject to and conditioned upon (a) completion by Busey of one or more financing transactions (collectively, the “Financing Transactions”) on or prior to the Redemption Date, which transaction or transactions are intended to finance the redemption of the Subordinated Notes in accordance with their terms, (b) Busey’s deposit with U.S. Bank, as paying agent under the Indenture, of funds from the Financing Transactions (and cash on hand with respect to the accrued and unpaid interest) in an amount sufficient to pay the aggregate Redemption Price and related transaction expenses, and (c) regulatory approval from the Board of Governors of the Federal Reserve System (collectively, the “Conditions Precedent”). If the Conditions Precedent are not satisfied or waived on or prior to the Redemption Date, as determined by Busey in its sole discretion, the Conditional Notice may be rescinded by Busey and will be of no effect.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST BUSEY CORPORATION

Date:	May 1, 2025	By:	/s/ SCOTT A. PHILLIPS
Scott A. Phillips
Interim Chief Financial Officer, Executive Vice President and Chief Accounting Officer
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